Exhibit 99.1

Ingersoll Rand Appoints Michelle Swanenburg to Board of Directors

DAVIDSON, N.C. – April 3, 2025 – Ingersoll Rand Inc. (NYSE: IR), a global provider of mission-critical flow creation and life sciences and industrial solutions, today announced the appointment of Michelle Swanenburg to its Board of Directors, effective immediately.

Swanenburg currently serves as the head of Human Resources (HR) at T. Rowe Price (NASDAQ: TROW), a premier global asset management organization with $1.63 trillion in assets under management as of February 28, 2025. She brings over twenty years of experience as a strategic and accomplished HR leader, with a proven track record of leading growth and innovation by continually improving strategies focused on people and culture. Her commitment to advancing company culture and fostering engaged teams will support Ingersoll Rand’s Deploy Talent strategic imperative.

Swanenburg is a member of T. Rowe Price’s Management Committee, the Strategic Operating Committee, the Enterprise Risk Management Committee, the Management Compensation and Development Committee, and the Corporate Strategy Committee. Prior to her current role, she was the head of HR at Oaktree Capital Management. She currently serves as a board member for The Waterfront Partnership of Baltimore Inc. and is a member of the President’s Advisory Council at Stevenson University.

“I am excited to welcome Michelle to our Board,” said Vicente Reynal, chairman and chief executive officer of Ingersoll Rand. “She brings significant human capital management, corporate governance, and shareholder engagement expertise to the organization. Our people are our number one asset, and Michelle’s insights will be invaluable as we continue to grow and enhance workforce experiences on a global scale.”

About Ingersoll Rand Inc.
Ingersoll Rand Inc. (NYSE: IR), driven by an entrepreneurial spirit and ownership mindset, is dedicated to Making Life Better for our employees, customers, shareholders, and planet. Customers lean on us for exceptional performance and durability in mission-critical flow creation and life sciences and industrial solutions. Supported by over 80+ respected brands, our products and services excel in the most complex and harsh conditions. Our employees develop customers for life through their daily commitment to expertise, productivity, and efficiency. For more information, visit www.IRCO.com.

Forward-Looking Statements
This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to expectations of Ingersoll Rand Inc. (the “Company” or “Ingersoll Rand”) regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “on track to” “will continue,” “will likely result,” “guidance” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements other than historical facts are forward-looking statements.

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These forward-looking statements are based on Ingersoll Rand’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from these current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) adverse impact on our operations and financial performance due to geopolitical tensions, natural disaster, catastrophe, global pandemics, cyber events, or other events outside of our control; (2) unexpected costs, charges or expenses resulting from completed and proposed business combinations; (3) uncertainty of the expected financial performance of the Company; (4) failure to realize the anticipated benefits of completed and proposed business combinations; (5) the ability of the Company to implement its business strategy; (6) difficulties and delays in achieving revenue and cost synergies; (7) inability of the Company to retain and hire key personnel; (8) evolving legal, regulatory and tax regimes; (9) changes in general economic and/or industry specific conditions; (10) actions by third parties, including government agencies; and (11) other risk factors detailed in Ingersoll Rand’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated from time to time in its periodic filings with the SEC, which are available on the SEC’s website at http://www.sec.gov. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this release. Ingersoll Rand undertakes no obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Contacts:
Investor Relations:	Media:
Matthew.Fort@irco.com	Sara.Hassell@irco.com

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